                                                                   Exhibit 10.14


                              AMENDMENT NO. 1 TO
                              SECURITY AGREEMENT


     This Amendment No. 1 to SECURITY AGREEMENT (this "Amendment") is entered into as of this 19th day of December, 1996 by and among WILSONS THE LEATHER EXPERTS INC., a Minnesota corporation ("Issuer") and the other grantors listed on the signature pages hereto (collectively "Grantors"), in favor of CVS NEW YORK, INC., a New York corporation (formerly known as Melville Corporation) (the "Secured Party").

                                   RECITALS

     WHEREAS, Issuer and the grantors signatory thereto have entered into that certain Security Agreement dated as of May 25, 1996 in favor of the Secured Party (the "Security Agreement");

     WHEREAS, certain signatories to the Security Agreement have undergone a reorganization and/or changed their legal name; and

     WHEREAS, the Issuer, the Secured Party and the Grantors desire to enter into this Amendment and to be bound by the terms of such Security Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

     1. The following entities are successors to original signatories to the Security Agreement and have agreed to be bound by the terms and conditions thereof as if they were original signatories thereto:

     Wilsons Leather of Alabama Inc., an Alabama corporation
     Wilsons Leather of Connecticut Inc., a Connecticut corporation Wilsons Leather of Florida Inc., a Florida corporation
     Wilsons Leather of Georgia Inc., a Georgia corporation
     Wilsons Leather of Indiana Inc., an Indiana corporation
     Wilsons Leather of Iowa Inc., an Iowa corporation
     Wilsons Leather of Louisiana Inc., a Louisiana corporation
     Wilsons Leather of Maryland Inc., a Maryland corporation
     Wilsons Leather of Massachusetts Inc., a Massachusetts corporation Wilsons Leather of Michigan Inc., a Michigan corporation
     Wilsons Leather of New Jersey Inc., a New Jersey corporation
     Wilsons Leather of New York Inc., a New York corporation
     Wilsons Leather of North Carolina Inc., a North Carolina corporation Wilsons Leather of Ohio Inc., an Ohio corporation
     Wilsons Leather of Pennsylvania Inc., a Pennsylvania corporation Wilsons Leather of Rhode Island Inc., a Rhode Island corporation

     Wilsons Leather of Tennessee Inc., a Tennessee corporation
     Wilsons Leather of Texas Inc., a Texas corporation
     Wilsons Leather of Virginia Inc., a Virginia corporation
     Wilsons Leather of West Virginia Inc., a West Virginia corporation Wilsons Leather of Wisconsin Inc., a Wisconsin corporation

     2. The following grantors acknowledge and reaffirm all of their respective obligations under the Security Agreement:

     Wilsons Leather of Arkansas Inc. (f/k/a Park Plaza Wilsons, Inc.), an
       Arkansas corporation
     Wilsons Leather of Delaware Inc. (f/k/a Christiana Wilsons, Inc.), a
       Delaware corporation
     Wilsons Leather of Missouri Inc. (f/k/a Wilsons/Georgetown Leather Design
       of St. Louis, MO., Inc.), a Missouri corporation
     Wilsons Leather of South Carolina Inc. (f/k/a Haywood Wilsons, Inc.), a
       South Carolina corporation
     Wilsons Leather of Vermont Inc. (f/k/a Burlington Wilsons, Inc.), a Vermont
       corporation
     Wilsons The Leather Experts Inc., a Minnesota corporation
     Wilsons Center, Inc., a Minnesota corporation
     Rosedale Wilsons, Inc., a Minnesota corporation
     River Hills Wilsons, Inc., a Minnesota corporation
     Bermans The Leather Experts, Inc., a Delaware corporation
     Wilsons House of Suede, Inc., a California corporation
     Wilsons Tannery West, Inc., a California corporation
     Wilsons Leather Holdings Inc., a Minnesota corporation

       3. The following grantor was formed after the execution and delivery of the Security Agreement, has reviewed the Security Agreement, and, by its execution of this Amendment, agrees to be a Grantor thereunder and bound by the terms and conditions thereof as fully as if it were an original signatory thereto:

     Wilsons Leather of Mississippi Inc., a Mississippi corporation

       4. This Amendment may be executed in counterparts with each such counterpart considered an original and all such counterparts constituting one and the same document. THE TERMS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN.

                           [signature pages follow]

     IN WITNESS WHEREOF, the Grantors have executed and delivered this Amendment as of the date first written above.

     WILSONS LEATHER OF ALABAMA INC.

     WILSONS LEATHER OF CONNECTICUT INC.

     WILSONS LEATHER OF FLORIDA INC.

     WILSONS LEATHER OF GEORGIA INC.

     WILSONS LEATHER OF INDIANA INC.

     WILSONS LEATHER OF IOWA INC.

     WILSONS LEATHER OF LOUISIANA INC.

     WILSONS LEATHER OF MARYLAND INC.

     WILSONS LEATHER OF MASSACHUSETTS INC.

     WILSONS LEATHER OF MICHIGAN INC.

     WILSONS LEATHER OF MISSISSIPPI INC.

     WILSONS LEATHER OF NEW JERSEY INC.

     WILSONS LEATHER OF NEW YORK INC.

     WILSONS LEATHER OF NORTH CAROLINA INC.

     WILSONS LEATHER OF OHIO INC.

     WILSONS LEATHER OF PENNSYLVANIA INC.

     WILSONS LEATHER OF RHODE ISLAND INC.

     WILSONS LEATHER OF TENNESSEE INC.

     WILSONS LEATHER OF TEXAS INC.

     WILSONS LEATHER OF VIRGINIA INC.

     WILSONS LEATHER OF WEST VIRGINIA INC.

     WILSONS LEATHER OF WISCONSIN INC.

     WILSONS LEATHER OF ARKANSAS INC.

     WILSONS LEATHER OF DELAWARE INC.

     WILSONS LEATHER OF MISSOURI INC.

     WILSONS LEATHER OF SOUTH CAROLINA INC.

     WILSONS LEATHER OF VERMONT INC.

     WILSONS THE LEATHER EXPERTS INC.

     WILSONS CENTER, INC.

     ROSEDALE WILSONS, INC.

     RIVER HILLS WILSONS, INC.

     BERMANS THE LEATHER EXPERTS, INC.

     WILSONS HOUSE OF SUEDE, INC.

     WILSONS TANNERY WEST, INC.

                                    WILSONS THE LEATHER
                                    EXPERTS INC.

                                    By:     /s/ Douglas J. Treff
                                       -----------------------------

                                    Title:  Vice President
                                          --------------------------

                                            The authorized officer of each
                                            of the foregoing corporations

Accepted and Acknowledged by:

CVS NEW YORK, INC.

By:     /s/ Zenon P. Lankowsky
   ----------------------------------

Title:  General Counsel
      -------------------------------



M1:0246921.01

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